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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 28, 2003


                                    QLT Inc.
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             (Exact name of registrant as specified in its Charter)


British Columbia, Canada             000-17082                      N/A
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   (Jurisdiction of           (Commission File Number)          (IRS Employer
     Incorporation)                                          Identification No.)



                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)


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ITEM 5.    OTHER EVENTS

           On March 28, 2003, QLT reported that effective December 31, 2002, the Company changed its reporting to U.S. Generally Accepted Accounting Principles (GAAP) and reporting currency to the U.S. dollar from the Canadian dollar. QLT adopted the U.S. dollar and U.S. GAAP in order to provide information on a more comparable basis with the majority of the companies in QLT's peer group. QLT has retained the Canadian dollar as its functional currency.

ITEM 7.    EXHIBITS


Exhibit
Number     Description
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99.1       Press release dated March 28, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.

                                                         QLT Inc.
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                                                       (Registrant)



Date     March 28, 2003                    /s/  Paul J. Hastings
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                                                      (Signature)
                                           President and Chief Executive Officer